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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 26, 1999
                                                -------------------------------
                     The Corporate Executive Board Company
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            (Exact name of registrant as specified in its charter)

          Delaware                 000-24799               52-2056410
(State or other jurisdiction     (Commission         (IRS Employer
   of incorporation)              File Number)        Identification No.)


600 New Hampshire Avenue, N.W. Washington, D.C.                 20037
(Address of  principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (202) 777-5000
                                                  ------------------------------

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        (Former name and former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant.

     Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not Applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not Applicable.

Item 5.  Other Events.

     On February 26, 1999, the Company filed with the Secretary of State of the State of Delaware Certificate of Retirement of the Class A Voting Common Stock and the Class B Non-Voting Common Stock of The Corporate Executive Board Company, pursuant to which all of the outstanding shares of the Class A Voting Common Stock and the Class B Non-Voting Common Stock of the Company were retired and no shares thereof will be issued.

Item 6.  Resignations of Registrant's Directors.

     Not Applicable.

Item 7.  Financial Statements and Exhibits.

     Not Applicable.

Item 8.  Change in Fiscal Year.

     Not Applicable.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Corporate Executive Board Company
                                    -------------------------------------------
                                                  (Registrant)

Date   March 2, 1999                 /s/ James J. McGonigle
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                                    James J. McGonigle, Chief Executive Officer

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                                 Exhibit Index
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Exhibit No.     Description
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    1           Certificate of Retirement of the Class A Voting Common Stock and
                the Class B Non-Voting Common Stock of The Corporate Executive Board Company